                                                 Filed Pursuant to Rule 497(e)
                                                  File Nos. 811-6229; 33-37783

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                             THE GOVETT FUNDS, INC.

                       SUPPLEMENT DATED March 6, 1996
                      TO THE PROSPECTUS DATED MAY 1, 1995,
   AS SUPPLEMENTED OCTOBER 26, 1995, DECEMBER 21, 1995, AND DECEMBER 29, 1995

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                  THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS.

     On December 7, 1995, an agreement was signed to sell John Govett & Co. Limited ("John Govett"), the investment manager of The Govett Funds, Inc. (the "Funds"), to John Govett Holdings Limited, a newly-formed, majority-owned subsidiary of the AIB Group of Companies of Dublin, Ireland ("AIB"), in a stock sale that closed on December 29, 1995.

     In connection with the sale, the Directors of The Govett Funds have approved (i) a new investment management agreement with John Govett, under its new ownership, for all of the Funds, and (ii) a new subadvisory agreement between John Govett and Berkeley Capital Management (formerly Govett Asset Management Company, subadvisor to the Smaller Companies Fund). Berkeley Capital Management was an affiliate of John Govett prior to the sale. No change in the portfolio management of any Govett Fund or in the advisory fees paid by the Funds is expected to occur as a result of the Sale. The new agreements are described in detail in the Proxy Statement dated January 13, 1996, which was
mailed to all shareholders in connection with the shareholder meeting.   The
shareholders of The Govett Funds approved the new management and subadvisory agreements on February 23, 1996.

                              * * * * * * * * *

     Effective December 30, 1995, Jeffrey Bernstein will take over responsibility as portfolio manager of the Smaller Companies Fund, following Garrett Van Wagoner's departure on December 29, 1995. Mr. Bernstein joined Berkeley Capital Management (formerly Govett Asset Management Company), the subadviser, at the end of November 1995. Prior to that time he was a vice president at Bankers Trust, where he was assistant portfolio manager of the bank's small and mid-cap collective funds, and of the BT Investment Small Cap Fund, an open-end mutual fund. He came to Bankers Trust from Cowen Asset Management, where he was a vice president specializing in analysis of the technology sector. He graduated from Union College in 1988.

                              * * * * * * * * * *


     Effective January 2, 1996, the offices of The Govett Funds, Inc. relocated to:

                        250 Montgomery Street, 12th Floor
                             San Francisco, CA 94104
                            Telephone:  415/263-1865
                               FAX: 415/263-1880

     Please note that there is no change in the address of any service provider to the Funds or to any other address shown in the Funds' current prospectus. In addition, all shareholder service and new account inquiries should continue to be addressed as directed in the prospectus.

                                                Filed Pursuant to Rule 497(e)
                                                 File Nos. 811-6229; 33-37783

-------------------------------------------------------------------------------

                             THE GOVETT FUNDS, INC.

                         SUPPLEMENT DATED MARCH 6, 1996
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995,
   AS SUPPLEMENTED OCTOBER 26, 1995, DECEMBER 21, 1995, AND DECEMBER 29, 1995

-------------------------------------------------------------------------------

              THIS SUPPLEMENT SUPERSEDES ALL PRIOR SUPPLEMENTS.

     On December 7, 1995, an agreement was signed to sell John Govett & Co. Limited ("John Govett"), the investment manager of The Govett Funds, Inc. (the "Funds"), to John Govett Holdings Limited, a newly-formed, majority-owned subsidiary of the AIB Group of Companies of Dublin, Ireland ("AIB"), in a stock sale that closed on December 29, 1995 (the "Sale").

     In connection with the sale, the Directors of The Govett Funds have approved (i) a new investment management agreement with John Govett, under its new ownership, for all of the Funds, and (ii) a new subadvisory agreement between John Govett and Berkeley Capital Management (formerly Govett Asset Management Company subadvisor to the Smaller Companies Fund). Berkeley Capital Management was an affiliate of John Govett prior to the sale. No change in the portfolio management of any Govett Fund or in the advisory fees paid by the Funds is expected to occur as a result of the Sale. The new agreements described in detail in the Proxy Statement dated January 13, 1996, which was mailed to all shareholders in connection with the shareholder
meeting.   The shareholders of The Govett Funds approved the new management and subadvisory agreements on February 23, 1996.

                               * * * * * * * * * *

     THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION PROVIDED ON PAGES 20 AND 21 OF THE STATEMENT OF ADDITIONAL INFORMATION, REGARDING THE DIRECTORS AND OFFICERS OF THE GOVETT FUNDS, INC.:

     Effective November 17, 1995, Ronald W. Green resigned as Director, Chairman of the Board and President, and Cindee Beechwood resigned as Treasurer, of the Funds.

     On the same date, the Board of Directors elected Kevin J. T. Pakenham as Director and Chairman of the Board to succeed Mr. Green, Brian Lee to succeed Mr. Green as President, and Colin Kreidewolf to succeed Ms. Beechwood as Treasurer.

     Mr. Pakenham graduated from Oxford University with an MA and MPhil in Economics. After working at Rothschild Intercontinental Bank, in 1975 he was appointed Chief Economist at American Express Bank and, two years later, was responsible for setting up their international asset management business. In 1983, he joined Foreign & Colonial Management as Managing Director. He joined John Govett as Chief Executive Officer in 1988.

     Mr. Lee graduated from the University of Wales in 1980 and qualified as a Chartered Accountant with Deloitte Haskins & Sells in 1982. He joined John Govett in 1987 and was appointed Finance Director in 1991. From November 1993 until January 1995, he was on special assignment in the United States working with an insurance-related affiliate of John Govett. He is responsible for the financial control, compliance and administrative functions at John Govett.

     Mr. Kreidewolf joined John Govett in 1981. He became a member of the Institute of Chartered Secretaries and Administrators in England and Wales in 1986. Currently he is responsible for the management of reporting functions for John Govett's United Kingdom and U.S. retail funds.

     Effective December 20, 1995, Deborah Kemper resigned as Vice President of the Funds.

                              * * * * * * * * * *

     Effective January 2, 1996, the offices of The Govett Funds, Inc. relocated to:

                        250 Montgomery Street, 12th Floor
                             San Francisco, CA 94104
                            Telephone:  415/263-1865
                               FAX: 415/263-1880

     Please note that there is no change in the address of any service provider to the Funds or to any other address shown in the Funds' current prospectus. In addition, all shareholder service and new account inquiries should continue to be addressed as directed in the prospectus.